SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 3, 1997



                            KENDLE INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


         Ohio                         000-23019                  31-1274091
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


      441 Vine Street, Suite 700, Cincinnati, Ohio                    45202
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        (Address of principal executive offices)                     Zip Code


Registrant's telephone number, including area code  (513) 381-5550



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         (Former name or former address, if changed since last report.)






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Item 2.        Acquisition or Disposition of Assets.

               On September 3, 1997, the Registrant acquired GMI Gesellschaft fur Angewandte Mathematik und Informatik mbH ("gmi"), based in Munich, Germany. The cost of the acquisition was approximately $9,326,000 in cash and 191,304 shares of Common Stock of the Registrant valued at the August 22, 1997 initial public offering price of $14 per share. The cash was provided from the net proceeds of the Company's August 22, 1997 initial public offering of common stock.

        Founded in 1983, gmi provides a wide range of clinical drug development services including Phase II to Phase IV clinical trials and has experience in a variety of national and international projects across a wide range of diseases. gmi also engages in scientific consulting, the planning, realization and evaluation of health economic studies and also conducts seminars, in-house training programs and presentations. gmi operates primarily in Germany, but has conducted trials in six additional countries including Austria, the United Kingdom, Switzerland and France. In 1996, gmi participated in 119 studies at multiple sites and recorded net revenues of $7.0 million, a 32% increase over the prior year, and operating profit of $1.4 million, a 16% increase over the prior year.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements:

               Balance Sheets as of December 31, 1995 and 1996; and June 30, 1997 (Unaudited)

               Statements of Operations for the years ended December 31, 1995 and 1996; and for the six months ended June 30, 1996 and 1997 (Unaudited)

               Statements of Changes in Shareholders' Equity for the years ended December 31, 1995 and 1996; and for the six months ended June 30, 1997 (Unaudited)

               Statements of Cash Flows for the years ended December 31, 1995 and 1996; and for the six months ended June 30, 1996 and 1997 (Unaudited)

          (b)  Pro Forma Financial Information

          (c)  Exhibits

               10.  Share Purchase Agreement Dated July 2, 1997 by and among the
                    Registrant  and   Shareholders  of  GMI   Gesellschaft   fur
                    Angewandte Mathematik und Informatik mbH

               23.  Consent of Coopers & Lybrand GmbH

     The financial statements and pro forma financial information are incorporated by reference to the prospectus filed pursuant to Rule 424(b) to Registration Statement No. 333-30581 beginning on Page F-18 with respect to the financial statements and beginning on Page 18 with respect to the pro forma financial information. Exhibit 10 is incorporated by reference to Registration Statement No. 333-30581.


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



                                          SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KENDLE INTERNATIONAL INC.



Date:  September 18, 1997                  By: /s/Timothy M. Mooney
                                              ---------------------
                                                Timothy M. Mooney
                                                Vice President -
                                                Chief Financial Officer



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